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                                                                    EXHIBIT 23.7

                          CONSENT OF PROPOSED NOMINEE

  The undersigned hereby consents to the reference to the undersigned as having agreed to become a Trustee of Cabot Industrial Trust (the "Company") in the Company's Registration Statement on Form S-11.


                                              /s/ Christopher C. Milliken
                                       ________________________________________
                                                Christopher C. Milliken